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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) February 14, 1995
                                                 -----------------


                                    PSS, INC.
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               (Exact name of registrant as specified in charter)



  Delaware                              0-14900               91-1335798
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(State or other jurisdiction         (Commission          (IRS employer
of incorporation)                    file number)         identification number)

1511 Sixth Avenue, Seattle, WA                                98101
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(Address of principal executive office)                       (Zip code)

Registrant's telephone number, including area code (206) 621-6938
                                                  ---------------



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          (Former name or former address, if changed since last report)

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ITEM 5.

     On February 14, 1995, the Registrant's subsidiary, PNS Inc., made the interest payment on its 12-1/8% Senior Subordinated Notes which had been due on January 15, 1995. The Registrant did not make the interest payment on its 7-1/8% Convertible Debentures which had been due on January 15, 1995.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        PSS, INC.



Date  February 14, 1995                 By:           /s/ James Lieb
                                             ---------------------------------
                                             James M. Lieb, Director